UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2010

EPIC ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-31357	94-3363969
(State or other jurisdiction of incorporation or organization)	(Commission File No)	(I.R.S. Employer Identification Number)

1450 Lake Robbins Dr., Suite 160
The Woodlands, TX 77830
(Address of principal executive offices) (Zip Code)

(281) 419-3742
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Private Placement.

On April 9, 2010, Epic Energy Resources, Inc. (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”), a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein, with accredited investors in connection with the private issuance and sale (the “Private Placement”) to such investors of an aggregate of 3,66,000 shares of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”).  The Company sold the Series A Preferred Stock in the Private Placement for $1.00 per share.  Each share of Series A Preferred Stock will be convertible into 14 shares of the Company’s common stock, no par value (“Common Stock”), after such time that the Company increases its authorized shares of Common Stock sufficiently to permit such conversion.  The Company has agreed to file a proxy statement seeking shareholder approval of this increase in its authorized shares of Common Stock within 20 business days of the closing of the Private Placement and to use its reasonable efforts to amend the Company’s articles of incorporation to increase the number of authorized but unissued shares of Common Stock as soon as possible following the Private Placement.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated by reference herein.

 The Company sold the Series A Preferred Stock without registration under the Securities Act of 1933, as amended (the “Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder.  Because the Series A Preferred Stock has not been registered, such shares may not be offered or sold by the investors absent registration or an applicable exemption from registration requirements, such as the exemption afforded by Rule 144 under the Act.

 The information contained in this Current Report regarding the Private Placement does not constitute an offer to sell or solicitation of offers to buy the Series A Preferred Stock or any other securities.

Waiver, Deferral and Amendment to Debentures and Exchange of Series D Warrants.

In December 2007, the Company entered into a purchase agreement (the “Purchase Agreement”) for the sale of $20,250,000 of its 10% Secured Debentures (“Debentures”).  The Debentures are due on December 5, 2012, with interest payable quarterly on January 1, April 1, July 1 and October 1.  Beginning December 1, 2008, the Company is required to make quarterly principal payments of $1,265,625.  The purchasers of the Debentures (“Debenture Holders”) also received an aggregate of 17,071,363 Series D Warrants, which entitled the holders to purchase shares of the Company’s Common Stock at $1.65 per share.

The Company did not make the December 1, 2008 principal payment when due and this resulted in an event of default. On February 26, 2009, the Company entered into an amendment to the purchase agreement (“Purchase Agreement Amendment”) with all of the Debenture Holders other than one holder of a $250,000 Debenture, to amend the Purchase Agreement. Under the Purchase Agreement Amendment, the Company paid the amounts due and the Debenture Holders agreed to waive any events of default of which they had knowledge.  Also, to the extent that a Debenture Holder had requested acceleration of payment of its Debenture, the Debenture Holder rescinded such request and any resulting acceleration of its Debenture.

The Company did not make its March 1, 2010 principal payment on its outstanding Debentures when due and this resulted in an event of default under the Debentures.

The Purchase Agreement Amendment provides that for each three-month period commencing on January 1, 2010 and ending on each March 31, June 30, September 30 and December 31 thereafter, the Company shall generate, on a consolidated basis, EBITDA of at least $1,000,000.  The Company did not achieve $1,000,000 of EBITDA for the three month period ended March 31, 2010.

The Purchase Agreement Amendment provides that until June 30, 2010, the Company may not issue in excess of 10,000,000 shares of the Company’s Common Stock or Common Stock equivalents to its employees, consultants, officers, directors and advisors.  The Private Placement and the other transactions specified in this Current Report were conditioned upon, among other things, the issuance of 1,200,000 shares of Series A Preferred Stock to directors in exchange for deferred board fees and to members of management in exchange for deferred and reduced compensation, with such shares of Series A Preferred Stock convertible into 16,800,000 shares of Common Stock.

The Purchase Agreement Amendment provides, among other things, that for calendar years 2009 and 2010, so long as the Debentures are outstanding, the Company may not increase the individual cash salaries of any officers or executives identified by name in the Incentive Compensation Plan beyond 2008 levels.  In October 2009, the compensation committee of the Board of Directors authorized the increase of the cash salaries of the chief executive officer and the chief financial officer beyond the 2008 levels.

The Purchase Agreement provides that the Company may not redeem Debentures from less than all of the Debenture Holders.  In connection with the Private Placement and the other transactions specified in this Current Report, the Company redeemed Debentures from certain of the Debenture Holders.

The Purchase Agreement Amendment requires the Company to provide specified reports to certain Debenture Holders.  The Company has not complied with such requirement.

The Company also entered into an Amendment Agreement in December 2009 to amend the Debentures (the “Debenture Amendment”) with the two Debenture Holders (“Limited Holders”) that hold $14,100,000 principal amount of the outstanding $14,900,000 principal amount of outstanding Debentures.  Under the Debenture Amendment, the Limited Holders agreed to defer the principal amount owed to them for the fourth quarter of 2009 until December 1, 2010, and the Company agreed to pay interest to the Limited Holders on the aggregate unredeemed and then outstanding principal amount of their Debentures at the rate of 12% per annum.

Pursuant to the Waiver and Amendment to Debenture entered into by and among the Company and Debenture Holders holding 98% of the principal amount outstanding under the Debentures dated as of April 9, 2010, a copy of which is attached as Exhibit 10.2 and is incorporated by reference herein, and the Amendment to Securities Purchase Agreement entered into by and among the Company and the Debenture Holders dated as of April 9, 2010, a copy of which is attached as Exhibit 10.3 and is incorporated by reference herein, the Company issued 147,094 shares of Series A Preferred Stock to one Limited Holder and 3,940,678 shares of Common Stock pro rata to the other Debenture Holders in exchange for the consent to defer principal payments and amend or waive the foregoing specified covenants pertaining to the Debentures.  The Waiver and Amendment to Debenture and the Amendment to Securities Purchase Agreement required the Debenture Holders to represent and warrant that they were not aware of any other breaches of the Purchase Agreement, as amended by the Purchase Agreement Amendment, or any events of default under the Debentures.

The Company agreed to redeem all of the Debentures held by the Debenture Holders that did not agree to the Waiver and Amendment to Debenture and the Amendment to Securities Purchase Agreement.

The foregoing descriptions of the Waiver and Amendment to Debenture and the Amendment to Securities Purchase Agreement are qualified in their entirety by reference to the full text of the Waiver and Amendment to Debenture and the Amendment to Securities Purchase Agreement, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report and are incorporated by reference herein.

The Company issued the shares of Series A Preferred Stock and the shares of Common Stock without registration under the Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder.  Because the Series A Preferred Stock and Common Stock have not been registered, such shares may not be offered or sold by the investors absent registration or an applicable exemption from registration requirements, such as the exemption afforded by Rule 144 under the Act.

Pursuant to the Series D Warrant Exchange Agreement, a copy of which is attached as Exhibit 10.4 and is incorporated by reference herein, the Company issued 379,870 shares of its Series A Preferred Stock to one Limited Holder and 11,753,181 shares of its Common Stock to all other Debenture Holders in exchange for 17,071,363 Series D Warrants.

The foregoing description of the Series D Warrant Exchange Agreement is qualified in its entirety by reference to the full text of the Series D Warrant Exchange Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report and is incorporated by reference herein.

The Company issued such shares of Series A Preferred Stock and Common Stock without registration under the Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder.  Pursuant to Rule 144(d)(3)(ii) of the Act, the holding period of the Series A Preferred Stock and the Common Stock issued in exchange for the Series D Warrants will tack back to the original issue date of the Series D Warrants and as a result such Series A Preferred Stock and Common Stock will be issued without a restrictive legend and shall otherwise have no restrictions on resale by the holders.  Holders of such Series A Preferred Stock and Common Stock will therefore be permitted to resell such shares of Series A Preferred Stock and Common Stock without restriction, and resales by such investors of the Series A Preferred Stock and Common Stock will not be covered by a registration statement filed by the Company.

Debentures Exchange Offer.

As of March 31, 2010,, the Company had outstanding  $14,900,000 principal amount of Debentures.  In connection with the Private Placement and the other transactions specified in this Current Report, pursuant to the Debenture Exchange Agreement, a copy of which is attached as Exhibit 10.5 and is incorporated by reference herein, the Company issued an aggregate of 14,000,000 shares of its Common Stock to certain Debenture Holders in exchange for the forgiveness of an aggregate of $1,000,000 of principal amount of Debentures.  Following this exchange, the Company had outstanding $13,900,000 principal amount of Debentures.

The foregoing description of the Debenture Exchange Agreement is qualified in its entirety by reference to the full text of the Debenture Exchange Agreement, a copy of which is filed as Exhibit 10.5 to this Current Report and is incorporated by reference herein.

The Company issued such shares of Common Stock without registration under the Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder.  Pursuant to Rule 144(d)(3)(ii) of the Act, the holding period of the Common Stock issued in exchange for the outstanding principal amount of the Debentures will tack back to the original issue date of the Debentures and as a result such Common Stock will be issued without a restrictive legend and shall otherwise have no restrictions on resale by the holders.  Holders of such Common Stock will therefore be permitted to resell such shares of Common Stock without restriction, and resales by such investors of the Common Stock will not be covered by a registration statement filed by the Company.

Waiver of Covenants by Series C Warrant Holders and Exchange of Series C Warrants.

The Company had outstanding 5,613,668 outstanding Series C Warrants that were each exercisable into one share of the Company’s Common Stock at an exercise price of $1.50 per share.  The Company and the holders of the Series C Warrants are parties to that certain Registration Rights Agreement, dated as of December 5, 2007 (“Former Registration Rights Agreement”).  The Former Registration Rights Agreement obligated the Company to (i) file a registration statement on or prior to June 5, 2008, (ii) cause the registration statement registering the resale of all of the Initial Shares (as defined in the Former Registration Rights Agreement) to be declared effective by the Securities and Exchange Commission (“Commission”) within 90 days following the filing of the registration statement and (iii) cause all of the Registrable Securities (as defined in the Former Registration Rights Agreement) to be registered for resale pursuant to one or more effective registration statements on or before June 1, 2008 (collectively, the “Registration Obligations”).

The Company was unable to comply with its Registration Obligations; thus, the holders of the Series C Warrants were entitled to an amount in cash equal to 2% of the aggregate purchase price paid by the holders of Series C Warrants for the Common Stock acquired by the holder of Series C Warrants pursuant to the Securities Purchase Agreement, dated as of December 5, 2007 (“Securities Purchase Agreement”), for any unregistered Registrable Securities (as defined in the Former Registration Rights Agreement) then held by the holders of Series C Warrants (“Liquidated Damages”) and that failure by the Company to pay the Liquidated Damages obligated the Company to pay interest thereon at a rate of 18% per annum to the holders of Series C Warrants (“Interest”).  Holders of the Series D Warrants have previously waived the Registration Obligations and any claims for Liquidated Damages, but the holders of the Series C Warrants have not previously waived the Registration Obligations and any claims for Liquidated Damages.

Pursuant to the Series C Warrant Exchange Agreement, a copy of which is attached as Exhibit 10.6 and is incorporated by reference herein, the Company issued 71,429 shares of its Series A Preferred Stock to one Series C Warrant holder and 4,613,668 shares of its Common Stock to all other Series C Warrant holders in exchange for 5,613,668 Series C Warrants.  The holders of Series C Warrants also waived the Registration Obligations and the right to collect Liquidated Damages and Interest.

The foregoing description of the Series C Warrant Exchange Agreement is qualified in its entirety by reference to the full text of the Series C Warrant Exchange Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report and is incorporated by reference herein.

The Company issued such shares of Series A Preferred Stock and Common Stock without registration under the Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder.  Pursuant to Rule 144(d)(3)(ii) of the Act, the holding period of the Series A Preferred Stock and Common Stock issued in exchange for the Series C Warrants will tack back to the original issue date of the Series C Warrants and as a result such Series A Preferred Stock and Common Stock will be issued without a restrictive legend and shall otherwise have no restrictions on resale by the holders.  Holders of such Series A Preferred Stock  and Common Stock will therefore be permitted to resell such shares of Series A Preferred Stock and Common Stock without restriction, and resales by such investors of the Series A Preferred Stock and Common Stock will not be covered by a registration statement filed by the Company.

Agreement with Management and Directors.

As of April 1, 2010, the Company owed to certain members of management an aggregate amount of approximately $400,000 for past compensation.  In addition, such members of management had agreed to a reduction in their base salaries in an aggregate amount of approximately $550,000 for the remainder of 2010.  In connection with the Private Placement and the other transactions specified in this Current Report, pursuant to the Employee Salary Exchange Agreement, a copy of which is attached as Exhibit 10.7 and is incorporated by reference herein, and the Executive Salary Exchange Agreement, a copy of which is attached as Exhibit 10.8 and is incorporated by reference herein, the Company plans to  issue an aggregate of approximately 950,000 shares of Series A Preferred Stock to such members of management in exchange for the forgiveness of such amounts and a reduction in their 2010 base salary subject to such managers remaining with the Company through the end of 2010 .  As of April 1, 2010, the Company owed to its directors an aggregate amount of approximately $108,600 for past board fees earned, in addition the directors have agreed to forego their fee for the remainder of 2010.  In connection with the Private Placement and the other transactions specified in this Current Report, pursuant to the Director Fee Exchange Agreement, a copy of which is attached as Exhibit 10.9 and is incorporated by reference herein,  the Company plans to issue  an aggregate of approximately 250,000 shares of Series A Preferred Stock to such directors in exchange for the forgiveness of such board fees.

The foregoing descriptions of the Employee Salary Exchange Agreement, the Executive Salary Exchange Agreement and the Director Fee Exchange Agreement are qualified in their entirety by reference to the full text of the Employee Salary Exchange Agreement, the Executive Salary Exchange Agreement and the Director Fee Exchange Agreement, copies of which are filed as Exhibit 10.7, Exhibit 10.8 and Exhibit 10.9, respectively, to this Current Report and are incorporated by reference herein.

The Company issued the Series A Preferred Stock without registration under the Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder.  Because the Series A Preferred Stock has not been registered, such shares may not be offered or sold by the investors absent registration or an applicable exemption from registration requirements, such as the exemption afforded by Rule 144 under the Act.

Bridge Loan.

On March 4, 2010, the Company, as borrower, and Castex New Ventures, L.P. (“Castex”), as lender, entered into a bridge loan note (the “Note”) in an aggregate amount of up to $500,000.00 at any time outstanding to be used for general corporate purposes.

In connection with the Private Placement and the other transactions specified in this Current Report, pursuant to the Subscription Agreement the Company issued 500,000 shares of Series A Preferred Stock to Castex in exchange for the forgiveness of the $500,000 amount owing under the Note.

The Company issued the Series A Preferred Stock without registration under the Act, or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Act and Regulation D promulgated thereunder.  Because the Series A Preferred Stock has not been registered, such shares may not be offered or sold by the investors absent registration or an applicable exemption from registration requirements, such as the exemption afforded by Rule 144 under the Act.

Registration Rights Agreement.

In connection with the Private Placement and the other transactions specified in this Current Report, the Company agreed, pursuant to the registration rights agreement between the Company and the signatories thereto, a copy of which is attached as Exhibit 10.10 and is incorporated by reference herein (“Registration Rights Agreement”), to use its best efforts to prepare and file with the Commission within 120 days after it increases its authorized shares of Common Stock sufficiently to permit the conversion of the Series A Preferred Stock a registration statement with respect to the resale of shares of the Company’s Common Stock issued pursuant to the transactions specified in this Current Report and the shares of Common Stock underlying the Series A Preferred Stock issued pursuant to the Private Placement and the transactions specified in this Current Report on the OTCBB or in privately-negotiated transactions and prepare and file such amendments and supplements to the resale registration statement as may be necessary to keep it effective until the earliest of (i) one year after the effective date of the resale registration statement, (ii) the date on which the Common Stock becomes eligible for resale by non-affiliates by reason of Rule 144(b)(1) under the Act or any other rule of similar effect or (iii) when all the Common Stock has been sold pursuant to the resale registration statement.  Shares of Series A Preferred Stock will not be registered under such registration statement.  The Company also agreed to use commercially reasonable efforts, subject to receipt of necessary information from the signatories, to cause a resale registration statement to become effective (i) within twenty business days after the Commission has advised the Company that the resale registration statement has not been selected for review by the Commission or (ii) within the sooner of twenty business days after the Commission has advised the that it has no further comments to the resale registration statement.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.10 to this Current Report and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 is incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2010, the Company filed with the Colorado Secretary of State Articles of Amendment amending its Articles of Incorporation to fix the designations, preferences, limitations and  relative rights of the Series A Preferred Stock. Each share of Series A Preferred Stock is convertible into 14 shares of Common Stock and has a liquidation preference of $1.00 per share. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

The foregoing description of the Articles of Amendment to the Articles of Incorporation is qualified in its entirety by reference to the full text of the Articles of Amendment to the Articles of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Incorporation of the Company filed with the Colorado Secretary of State on April 12, 2010
10.1	Form of Subscription Agreement entered into between the Company and the signatories thereto dated April 9, 2010
10.2	Form of Waiver and Amendment to Debenture entered into between the Company and the signatories thereto dated April 9, 2010
10.3	Form of Amendment to Securities Purchase Agreement entered into between the Company and the signatories thereto dated April 9, 2010
10.4	Form of Series D Warrant Exchange Agreement entered into between the Company and the signatories thereto dated April 9, 2010
10.5	Form of Debenture Exchange Agreement entered into between the Company and the signatories thereto dated April 9, 2010
10.6	Form of Series C Warrant Exchange Agreement entered into between the Company and the signatories thereto dated April 9, 2010
10.7	Form of Employee Salary Exchange Agreement entered into between the Company and the signatories thereto dated April 9, 2010
10.8	Form of the Executive Salary Exchange Agreement entered into between the Company and the signatories thereto dated April 9, 2010
10.9	Form of the Director Fee Exchange Agreement entered into between the Company and the signatories thereto dated April 9, 2010
10.10	Form of the Registration Rights Agreement entered into between the Company and the signatories thereto dated April 9, 2010
99.1	Press Release dated April 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2010

Epic Energy Resources, Inc.
(Registrant)

By:	/s/ Mike Kinney
Mike Kinney, Chief Financial Officer